UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 10, 2025
Date of Report (date of earliest event reported)

LISATA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33650	22-2343568
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 Allen Road, Second Floor, Basking Ridge, NJ 07920
(Address of Principal Executive Offices)(ZipCode)
(908) 842-0100
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LSTA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 10, 2025, at the 2025 Annual Meeting of Stockholders (the "Annual Meeting") of Lisata Therapeutics, Inc. (the "Company"), the stockholders voted on and approved the five proposals listed below. The following is a brief description of each matter voted upon at the Annual Meeting. For a full description of each such matter, see the Company's definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 25, 2025 (the "Proxy Statement"), as well as the final voting results with respect to each such matter:
Proposal 1. The stockholders re-elected Mohammad Azab, M.D., M.B.A. and Steven Klosk as Class III directors to serve until the annual meeting to be held in 2028. The final voting results with respect to Mohammad Azab, M.D., M.B.A. were as follows: 3,809,977 votes for; 248,301 votes against; 137,562 votes abstaining and 2,231,353 broker non-votes. The final voting results with respect to Steven Klosk were as follows: 3,788,000 votes for; 271,233 votes against; 136,607 votes abstaining and 2,231,353 broker non-votes.
Proposal 2. The stockholders approved an amendment to the 2017 Employee Stock Purchase Plan that increases the number of shares available under the plan from 113,333 to 158,333. The final voting results with respect to this Proposal were as follows: 3,523,229 votes for; 294,116 votes against; 378,495 votes abstaining and 2,231,353 broker non-votes.
Proposal 3. The stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The final voting results with respect to this Proposal were as follows: 6,226,674 votes for; 64,171 votes against; 136,348 votes abstaining and no broker non-votes.
Proposal 4. The stockholders approved, on a non-binding advisory basis, the executive compensation of the Company's named executive officers as described in the Proxy Statement. The final voting results with respect to this Proposal were as follows: 3,496,571 votes for; 551,109 votes against; 148,160 votes abstaining and 2,231,353 broker non-votes.
Proposal 5. The stockholders approved, on a non-binding advisory basis, one (1) year as the frequency for holding stockholder advisory votes on the executive compensation of the Company's named executive officers as described in the Proxy Statement. The final voting results with respect to this Proposal were as follows: 3,967,202 votes for one year; 7,923 votes for two years; 81,914 votes for three years and 138,801 votes abstaining.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LISATA THERAPEUTICS, INC.

By: /s/ David J. Mazzo
Name: David J. Mazzo, PhD
Title: President & Chief Executive Officer
Dated: June 10, 2025